SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               -------------------


               Date of Report (Date of earliest event reported) -

                                 April 22, 1997


                           Goulds Pumps, Incorporated
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             (Exact name of registrant as specified in its charter)



       Delaware                      0-684                15-0321120
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(State of Incorporation)    (Commission file number)    (IRS employer
                                                        identification no.)



           300 Willowbrook Office Park, Fairport, New York 14450-4285
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          (Address, including zip code, of principal executive office)



                                 (716) 387-6600
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                (Registrant's telephone no., including area code)








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Items 1-4.   Not Applicable

Item 5.   Other Events.
          ------------


          On April 20, 1997, Goulds Pumps, Incorporated, a Delaware corporation (the "Company"), ITT Industries, Inc., an Indiana corporation ("ITT"), and George Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of ITT ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of April 20, 1997 (the "Agreement"). Pursuant to the Agreement and subject to the terms and conditions thereof, Merger Sub will commence a tender offer (the "Offer") within five business days of the date thereof for all of the outstanding shares of the Common Stock of the Company, par value $1.00 per share (the "Shares") at a price of $37.00 per share, net to the seller in cash. Upon the completion of the Offer and subject to the terms and conditions of the Agreement, Merger Sub will be merged with and into the Company (the "Merger") and the Company shall be the surviving corporation. Pursuant to the Merger, each Share, other than Shares owned by ITT, Merger Sub or any other direct or indirect subsidiary of ITT or the Company, Shares held in treasury or Shares with respect to which appraisal rights are perfected under Delaware law, will be converted into the right to receive an amount in cash equal to $37.00 or such greater amount which may be paid pursuant to the Offer. A copy of the Agreement is attached as Exhibit 2 and is incorporated by reference herein in its entirety.

Item 6.  Not Applicable

Item 7.  Financial Statements

             Pro Forma Financial Information and Exhibits.
             ---------------------------------------------

         (a) - (b)   Not Applicable.
                     --------------

         (c)  Exhibits Required by Item 601 of Regulation S-K
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Exhibit No.       Description
-----------       -----------

2 Agreement and Plan of Merger, dated as of April 20, 1997, among Goulds Pumps,
                  Incorporated, ITT Industries, Inc.,
                  and George Acquisition Inc.

99                Press Release, dated April 21, 1997.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


Dated:  April 22, 1997

                                            GOULDS PUMPS, INCORPORATED


                                            By:/s/ Michael T. Tomaino
                                               Name: Michael T. Tomaino
                                               Title: General Counsel

                                  EXHIBIT INDEX



                                                            Sequential
Exhibit No.                 Description                      Page No.
-----------                 -----------                     ----------

    1          Agreement and Plan of Merger, dated as
               of April 20, 1997, among Goulds Pumps,
               Incorporated, ITT Industries, Inc., and
               George Acquisition, Inc.

    2          Press Release, dated April 21, 1997.